UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2022

EXLSERVICE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33089	82-0572194
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

320 Park Avenue, 29th Floor,
New York, New York	10022
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (212) 277-7100

NOT APPLICABLE

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EXLS	NASDAQ

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2022, at the Annual Meeting of Stockholders (the “Annual Meeting”) of ExlService Holdings, Inc. (the “Company”), the Company’s stockholders approved the 2022 Employee Stock Purchase Plan (the “2022 Plan”). The 2022 Plan was previously approved, subject to stockholder approval, by the board of directors (the “Board”) of the Company on April 13, 2022.

The description in the first paragraph of this Item 5.02 is qualified in its entirety by reference to the 2022 Plan filed as Exhibit 10.1 to this Current Report on Form 8-K. For a more complete description of the 2022 Plan, please refer to “Proposal 2 — Approval of the ExlService Holdings, Inc. 2022 Employee Stock Purchase Plan” in the Company’s proxy statement filed with the Securities and Exchange Commission in connection with the Annual Meeting.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 21, 2022, at the Annual Meeting, the Company’s stockholders voted on the following items: (1) the election of all eight members of the Board, (2) the approval of the 2022 Plan, (3) the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal year 2022, and (4) the approval, on a non-binding advisory basis, of the compensation of the named executive officers of the Company (“Say-on-Pay”).

Proposal 1. Each of the eight nominees for election to the Board was duly elected to serve as a director for a term of one year, until the 2023 annual meeting of stockholders, or until his or her successor is duly elected and qualified in accordance with the by-laws of the Company. The final results of the voting were as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
Vikram Pandit	30,529,193	155,150	16,223	1,111,301
Rohit Kapoor	30,549,504	135,005	16,057	1,111,301
Anne Minto	30,529,306	155,326	15,934	1,111,301
Som Mittal	30,529,155	155,355	16,056	1,111,301
Clyde Ostler	30,088,853	595,537	16,176	1,111,301
Kristy Pipes	30,550,893	133,776	15,897	1,111,301
Nitin Sahney	30,510,212	174,103	16,251	1,111,301
Jaynie Studenmund	30,546,496	138,224	15,846	1,111,301

Proposal 2. The proposal to approve the 2022 Plan was approved. The final results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
30,673,880	14,302	12,384	1,111,301

Proposal 3. The proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal year 2022 was approved. The final results of the voting were as follows:

For	Against	Abstain
31,701,214	48,788	61,865

Proposal 4. The Say-on-Pay proposal was approved. The final results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
30,424,487	258,647	17,432	1,111,301

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Number	Description

10.1	ExlService Holdings, Inc. 2022 Employee Stock Purchase Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXLSERVICE HOLDINGS, INC. (Registrant)

Date: June 22, 2022	By:	/s/ Ajay Ayyappan
	Name:	Ajay Ayyappan
	Title:	Senior Vice President, General Counsel and Secretary